EXHIBIT 10

     NOLAN ACQUISITION PARTNERS              AEROGROUP I, LTD. CO.
   125 E. JOHN CARPENTER FREEWAY          7414 Hodgson Memorial Drive
          SUITE 190 L.B.9                           Suite B
        IRVING, TEXAS 75062                 Savannah, Georgia 31406
           (972) 501-0007                        (912) 354-3181
         (972) 501-0477 FAX                    (912) 354-3183 fax




                             March 12, 1999


BY HAND AND TELECOPY
--------------------

Aviall, Inc.
2075 Diplomat Drive
Dallas, Texas  75234-8999
Attention:  Secretary

Gentlemen:

            We are writing on behalf of Nolan Acquisition Partners, a Texas general partnership ("Nolan") and AeroGroup I, Ltd. Co., a Georgia limited liability company ("AeroGroup"), each a stockholder of record of Aviall, Inc. (the "Company"). Nolan and AeroGroup hereby notify the Company, in accordance with Article II, Section 2.7, of the Company's by-laws (the "by-laws"), that they are nominating Mr. Eugene P. Conese, Jr. and Mr. Brian H. Rowe for election to the Company's Board of Directors (the "Board") at the Company's 1999 annual meeting of stockholders (the "1999 Annual Meeting"). Such nominations are being made on behalf of Nolan, AeroGroup, and the following additional beneficial owners of the Company's common stock (collectively, the "Proponents"): Nolan Acquisition Group, L.P., a Delaware limited partnership and the managing general partner of Nolan ("Nolan Acquisition"), Kincaid Capital Group, a Texas corporation and the general partner of Nolan Acquisition, Dan Komnenovich, Richard Jones, Thomas R. Kincaid, Conese Capital, LLC, a Delaware limited liability company and a general partner of Nolan ("Conese Capital"), Conese Family Partnership (Nevada), L.P. a Nevada limited partnership and the sole member of Conese Capital ("Conese F.P."), Conese General Partner (Nevada), Inc., a Nevada corporation and the general partner of Conese F.P., Eugene P. Conese, Sr., AeroEquity, Inc., a Florida corporation and the sole member of AeroGroup, Brian H. Rowe and David H. Rowe.

            The information required to be set forth with respect to Mr. Conese, Jr.'s and Mr. Rowe's nominations pursuant to Article II, Section 2.7 (A)(2)(a) of the by-laws is set forth on Exhibit A hereto.




NYFS09...:\75\65575\0003\2119\LTR3089L.12E

Aviall, Inc.
March 12, 1999
Page 2




            The information required to be set forth with respect to the Proponents pursuant to Article II, Section 2.7 (A)(2)(c) of the by-laws is set forth on Exhibit B hereto.

            We believe that we have provided all of the information required to comply with the notice requirement of Article II, Section 2.7 of the Company's by-laws. If any further information should be required in this regard, we request that you notify us as promptly as possible.


                                    Very truly yours,

                                    NOLAN ACQUISITION PARTNERS

                                    By: Nolan Acquisition Group, L.P.,
                                        its Managing General Partner

                                        By: Kincaid Capital Group, a Texas
                                            corporation, its General Partner

                                        By: /s/ Thomas R. Kincaid
                                            -----------------------------------
                                            Name: Thomas R. Kincaid
                                            Title: President





                          [Remainder of Page is Blank.]

Aviall, Inc.
March 12, 1999
Page 3


                                    AEROGROUP I, LTD. CO.

                                    By: AeroEquity, Inc., a Florida corporation,
                                        its sole Member


                                        By: /s/ David H. Rowe
                                            ------------------------------------
                                            Name: David H. Rowe
                                            Title: Managing Director



cc:   Aviall, Inc.
      Board of Directors

                                                                     EXHIBIT A

                  INFORMATION REGARDING THE DIRECTOR NOMINEES,
                 MR. EUGENE P. CONESE, JR. AND MR. BRIAN H. ROWE

EUGENE P. CONESE, JR., Age 39
      c/o New Canaan Corporation
      75 Arrowhead Trail
      New Canaan, Connecticut  06840

      Business Experience
      -------------------

      Vice President, October 1998 - present Conese General
      Partner (Nevada), Inc. (a corporation formed to be the general partner of Conese Family Partnership) 101 Bank of America Center Suite 850 Las Vegas, Nevada 89109

      President and Chief Executive Officer, January 1998 - present New Canaan Corporation (a private investment and holding company) 75 Arrowhead Trail New Canaan, Connecticut 06840

      President and Chief Operating Officer;
      Member of Board of Directors, November 1990 - September 1997 Greenwich Air Services, Inc.
      (an aviation service company providing repair,
      refurbishment, overhaul and maintenance
      services for gas turbine engines)
      4590 N.W. 36th Street
      Post Office Box 522187
      Miami, Florida  33152

      Vice President Strategic Planning, March 1989 - November 1990 Greenwich Air Services, Inc.

      Corporate Directorships of Public Companies
      -------------------------------------------

      None.

BRIAN H. ROWE, AGE 67
      c/o AeroEquity, Inc.
      7414 Hodgson Memorial Drive
      Suite B
      Savannah, Georgia  31406

      Business Experience
      -------------------

      President and Director, March 1999 - present
      AeroGroup I, Ltd. Co.
      (a private investment company)
      7414 Hodgson Memorial Drive
      Suite B
      Savannah, Georgia 31406

      Chairman and President, April 1998 - present
      AeroEquity, Inc.
      (a private management and investment company)
      7414 Hodgson Memorial Drive
      Suite B
      Savannah, Georgia  31406

      Chairman Emeritus, February 1995 - present
      GE Aircraft Engines, a Division of
      General Electric Company
      (a manufacturer of aircraft engines)
      One Neumann Way
      Cincinnati, Ohio  45215

      Chairman, September 1993 - February 1995
      GE Aircraft Engines

      President and Chief Executive Officer, 1979 - 1993
      GE Aircraft Engines

      Senior Vice President, 1979 - 1993
      General Electric Company

      Corporate Directorships of Public Companies
      -------------------------------------------

      Fifth Third Bancorp, Cincinnati, Ohio, Nasdaq (a commercial bank); Convergys Corporation, Cincinnati, Ohio, New York Stock Exchange
         ("NYSE") (a management services company);
      Stewart & Stevenson Services, Inc., Houston, Texas, NYSE
         (a gas and oil services company);
      Atlas Air, Inc., Golden, Colorado, NYSE (an air cargo carrier);
      BE Aerospace, Inc., Wellington, Florida, Nasdaq
         (an aircraft component manufacturing and services company);
      Textron Inc., Providence, Rhode Island, NYSE (a multi-industry holding company);
      Dynatech Corporation, Burlington, Massachusetts, OTC Bulletin Board (a provider of aviation and other visual communications devices, specialized computer systems and communications text instruments)


ADDITIONAL INFORMATION

      As more fully described in the Schedule 13D/A filed by Nolan, the Kincaid Group and the Conese Group (each as defined in Exhibit B and, collectively, the "Merger Proponents") on March 2, 1999, a copy of which is attached hereto, such persons proposed a cash merger transaction of the Company with a corporation to be formed for that purpose in which all the Company's shareholders (other than the Merger Proponents) would receive $15.50 per share in cash in exchange for their Common Stock. Such proposal is subject to the Merger Proponents being afforded the opportunity to, and being satisfied with the results of, a diligence review of the Company, its properties and businesses. For a detailed description of the nominees' direct and indirect interest in the Merger Proponents, see Exhibit B hereto.

      There are no material proceedings to which either Mr. Conese, Jr. or Mr. Rowe is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

      Mr. Conese, Jr. is a Vice President and Director of Conese G.P.  Mr. Brian
      H. Rowe is the President and a Director of AeroEquity, Inc. On March 11, 1999 Nolan and AeroEquity entered into an agreement, a copy of which is attached hereto, setting forth certain arrangements in connection with their actions with respect to the Company.

                                                                     EXHIBIT B


INFORMATION WITH RESPECT TO NOLAN ACQUISITION PARTNERS, NOLAN ACQUISITION GROUP, L.P., KINCAID CAPITAL GROUP, DAN KOMNENOVICH, RICHARD JONES, THOMAS
R. KINCAID, CONESE CAPITAL, LLC, CONESE FAMILY PARTNERSHIP, CONESE GENERAL PARTNERSHIP, EUGENE P. CONESE, SR., AEROGROUP I, LTD. CO., AEROEQUITY, INC., DAVID H. ROWE AND BRIAN H. ROWE

            Information is being given herein for Nolan Acquisition Partners, a Texas general partnership ("Nolan"), Nolan Acquisition Group, L.P., a Delaware limited partnership and the managing general partner of Nolan ("Nolan Acquisition"), Kincaid Capital Group, a Texas corporation and the general partner of Nolan Acquisition ("Kincaid Capital"), Dan Komnenovich, Richard Jones, Thomas R. Kincaid (Nolan Acquisition, Kincaid Capital and Messrs. Komnenovich, Jones and Kincaid are collectively referred to herein as the "Kincaid Group"), Conese Capital, LLC, a Delaware limited liability company and a general partner of Nolan ("Conese Capital"), Conese Family Partnership (Nevada), L.P. a Nevada limited partnership and the sole member of Conese Capital ("Conese F.P."), Conese General Partner (Nevada), Inc., a Nevada corporation and the general partner of Conese F.P. ("Conese G.P."), Eugene P. Conese, Sr. (Conese Capital, Conese F.P., Conese G.P. and Mr. Conese collectively are referred to herein as the "Conese Group"), AeroGroup I, Ltd. Co., a Georgia limited liability company ("AeroGroup"), AeroEquity, Inc., a Florida corporation and sole member of AeroGroup, David H. Rowe and Brian H. Rowe, a nominee for the Board of Directors of the Company (David H. Rowe, Brian
H. Rowe, AeroEquity and AeroGroup are collectively referred to herein as the "Rowe Group" and, the Kincaid Group, the Conese Group and the Rowe Group collectively are referred to herein as the "Nolan Group").


                  BENEFICIAL OWNERSHIP OF COMMON STOCK

            The information with respect to the Nolan Group sets forth as of March 12, 1999, based on information provided by the members thereof, the number of shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company, beneficially owned by each member of the Nolan Group (the percentage of shares owned being based upon 18,171,483 shares outstanding on November 5, 1998, as set forth in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 1998).

                                 Amount and Nature of
Name and Address of Member1      Beneficial Ownership     Percent of Class
--------------------------       --------------------     ----------------
Nolan Acquisition Partners          1,452,900(2)                8.0%
Nolan Acquisition Group, L.P.       1,452,900(2)                8.0%
Kincaid Capital Group               1,452,900(2)                8.0%
Thomas R. Kincaid                   1,452,900(2)                8.0%
Dan Komnenovich                     1,452,900(2)                8.0%
Richard Jones                       1,452,900(2)                8.0%
Conese Capital, L.L.C.              1,452,900(2)                8.0%
Conese Family Partnership
 (Nevada), L.P.                     1,452,900(2)                8.0%
Conese General Partner
 (Nevada), Inc.                     1,452,900(2)                8.0%
Eugene P. Conese, Sr.               1,452,900(2)                8.0%
 55 Alhambra Plaza
 Suite 600
 Coral Gables, FL  33134
AeroGroup I, Ltd. Co.                 136,429(3)                *
 7414 Hodgson Memorial Drive
 Suite B
 Savannah, GA  31406
AeroEquity, Inc.                      136,429(3)                *
 7414 Hodgson Memorial Drive
 Suite B
 Savannah, GE  31406
Brian H. Rowe                         136,429(3)                *
 7414 Hodgson Memorial Drive
 Suite B
 Savannah, GA  31406
David H. Rowe                         136,429(3)                *
 7414 Hodgson Memorial Drive
 Suite B
 Savannah, GA  31406

-----------------
*    Less than one percent (1%).

1. Except as otherwise indicated, the address of the Beneficial Owners is c/o Nolan Acquisition Partners, 125 E. John Carpenter Freeway, Suite 190, L.B. 9, Irving Texas 75062.

2. Nolan Acquisition, as managing general partner of Nolan, may be deemed, pursuant to Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"), to beneficially own the shares that Nolan owns directly. Kincaid Capital, as general partner of Nolan Acquisition, may be deemed to beneficially own the shares beneficially owned by Nolan Acquisition. Messrs. Kincaid, Jones, and Komnenovich, as officers, directors and stockholders of Kincaid Capital, may be deemed to beneficially own the shares beneficially owned by Kincaid Capital. Each of Messrs. Kincaid, Jones and Komnenovich disclaims beneficial ownership of such shares for all other purposes. Conese Capital, as general partner of Nolan, may be deemed, pursuant to Rule 13d-3, to beneficially own the shares that Nolan owns. Conese F.P., as sole member of Conese Capital, may be deemed to beneficially own the shares owned by Conese Capital. Conese G.P., as the general partner of Conese F.P., may be deemed to beneficially own the shares beneficially owned by Conese F.P. Mr. Conese, Sr., as the sole stockholder of Conese G.P., may be deemed to beneficially own shares beneficially owned by Conese G.P. Mr. Conese, Sr. disclaims beneficial ownership of such shares for all other purposes.

3. AeroEquity, as the sole member of AeroGroup, may be deemed to beneficially own the shares beneficially owned by AeroGroup; David H. Rowe and Brian H. Rowe, as officers and directors of AeroEquity, may be deemed to beneficially own the shares owned by AeroGroup. David H. Rowe and Brian H. Rowe disclaim beneficial ownership of such shares for all other purposes. On March 11, 1999, Nolan and AeroEquity entered into an agreement, a copy of which is attached hereto, setting forth certain arrangements in connection with their actions relating to the Company.


NOLAN

      Nolan. Nolan is a general partnership formed for the purpose of making a substantial investment in, influencing and/or acquiring control of a publicly-held corporation, through investments and trading in securities.

THE KINCAID GROUP

      Nolan Acquisition. Nolan Acquisition is a limited partnership formed for the purpose of investing and trading securities.

      Kincaid Capital. Kincaid Capital directly or indirectly invests in various businesses.

      Mr. Kincaid. Mr. Kincaid is a Director, President and stockholder of Kincaid Capital. Mr. Kincaid has been involved in the aviation industry for 24 years. In 1979, he formed International Turbine Service, Inc., a company engaged in the sale of aircraft engine parts, and served as its President until August 1998. In 1996, he became President and Chief Executive Officer of International Airmotive Holding Corporation ("IAHC"), a corporation formed as a holding company for the stock of International Turbine Service, Inc. and Dallas Airmotive, Inc. Dallas Airmotive, Inc. is engaged in the business of overhauling aircraft engines and International Turbine Service, Inc., is engaged in the sale of aircraft engine parts. The assets of Dallas Airmotive, Inc. were previously owned by Aviall, Inc. Mr. Kincaid left his position with IAHC in August 1998. Mr. Kincaid is a United States citizen.

      Mr. Jones. Mr. Jones is a Director, Senior Vice President and Secretary, and a stockholder of Kincaid Capital. He is also the sole principal of the Law Offices of Richard Jones. He has been engaged in the private practice of law in Dallas, Texas since 1968. In addition to the private practice of law, Mr. Jones has taught courses in corporate law and taxation at Southern Methodist University School of Law. From 1986 until September 1998, Mr. Jones was a principal of the Dallas law firm of Fishman, Jones, Walsh & Gray, P.C. Mr. Jones is a United States Citizen.

      Mr. Komnenovich. Mr. Komnenovich is a Director, Senior Vice President and Treasurer, and a stockholder of Kincaid Capital. Mr. Komnenovich has been involved in the aviation industry for 15 years. He was employed by Aviall, Inc. from August 1983 until May 1995, where he most recently held the position of Senior Vice President of Marketing and Development. From May 1995 until January 1999 Mr. Komnenovich was Executive Vice President and Chief Financial Officer of International Airmotive Holding Corporation ("IAHC") a corporation formed as a holding company for the stock of International Turbine Service, Inc. and Dallas Airmotive, Inc. Dallas Airmotive, Inc. is engaged in the business of overhauling aircraft engines and International Turbine Service, Inc. is engaged in the sale of aircraft engine parts. Mr. Komnenovich is a United States citizen.

THE CONESE GROUP

      Conese Capital. Conese Capital is a limited liability company for the purpose of acting as partner in entities which invest directly or indirectly in securities.

      Conese F.P. Conese F.P. is a limited partnership formed for the purpose of investing in securities.

      Conese G.P. Conese G.P. is a corporation formed to be the general partner of Conese F.P. Conese G.P. is the general partner of Conese F.P.

      Mr. Conese, Sr. Mr. Conese, Sr. is currently the Chairman and principal stockholder of World Air Lease, Inc., a jet engine leasing company supplying the aviation and utility industries. Mr. Conese, Sr. was the Chairman of the Board of Directors and Chief Executive Officer of Greenwich Air Services, Inc. since October 1987 until its sale to General Electric Company in September 1997. Mr. Conese, Sr. was also the founder, principal stockholder, Chief Executive Officer and Chairman of the Board of The Greenwich Company Ltd. ("GCL"), a private holding company formed in 1980, which acquired Greenwich Air Services, Inc. in October 1987 and which was subsequently sold to General Electric Company in September 1997. Prior to acquiring Greenwich Air Services, GCL acquired Haskon Corporation ("Haskon"), a manufacturer of specialized seals for aircraft and aircraft engines and founded EPCO Technologies, Inc. ("EPCO"), a company which produces specialty plastic components for consumer products. Haskon and EPCO were both sold to BTR Plc. in 1988, and GCL was merged with and into Greenwich Air Services as of December 30, 1995. From 1970 to 1979, Mr. Conese, Sr. served as President, Chief Executive Officer and member of the Board of Directors of Irvin Industries, Inc., an American Stock Exchange listed company engaged in the manufacture and distribution of a number of products for the aerospace and automotive industries. Mr. Conese, Sr. is Chairman of World Air Lease, Inc. and is a consultant to General Electric Company's

Engine Services Group. He is a member of the Board of Directors of Trans World Airlines, Inc. and Renex Corporation where he serves as Chairman of the Compensation Committee. He is also on the Board of Trustees of Iona College, the Board of Directors of Jackson Memorial Foundation and is a Board member of the Conese Foundation. Mr. Conese, Sr. is a United States citizen.


THE ROWE GROUP

      AeroGroup. AeroGroup is a limited liability company formed for the purpose of investing in securities.

      AeroEquity. AeroEquity is a private management and investment firm that invests primarily in the aviation industry.

      Mr. Brian H. Rowe. Mr. Rowe is co-founder and Chairman of AeroEquity. For a more detailed description of Mr. Rowe's background and experience, see Exhibit A. Mr. Rowe is a United States citizen.

      Mr. David H. Rowe. Mr. Rowe is co-founder and Managing Director of AeroEquity. Mr. Rowe is a United States citizen.

                           CERTAIN PROCEEDINGS

            During the last five years, none of the members of the Kincaid Group, the Conese Group or the Rowe Group mentioned above have been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or were a party to a civil proceeding of a judicial or administrative body as a result of which any of such persons was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violation with respect to such law.

                       CERTAIN DIRECTORS, OFFICERS
                    AND EMPLOYEES OF THE NOLAN GROUP

            The following table sets forth the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, of certain members, directors, officers, employees and other representatives of Nolan Group, who, in each case, may also assist in soliciting proxies from Stockholders.

                       CERTAIN DIRECTORS, OFFICERS
                   AND EMPLOYEES OF THE KINCAID GROUP

NAME AND PRINCIPAL
  BUSINESS ADDRESS
    (WHERE NOT                       PRESENT OFFICE OR OTHER
PREVIOUSLY PROVIDED)           PRINCIPAL OCCUPATION OR EMPLOYMENT
--------------------           ----------------------------------

DAN KOMNENOVICH          Director, Senior Vice President and Treasurer of
                         Kincaid Capital.

RICHARD JONES            Director and Senior Vice President and Secretary of
                         Kincaid Capital.

THOMAS R. KINCAID        Director and President of Kincaid Capital.

                       CERTAIN DIRECTORS, OFFICERS
                    AND EMPLOYEES OF THE CONESE GROUP

NAME AND PRINCIPAL
BUSINESS ADDRESS
    (WHERE NOT                       PRESENT OFFICE OR OTHER
PREVIOUSLY PROVIDED)             PRINCIPAL OCCUPATION OR EMPLOYMENT
--------------------             ----------------------------------

EUGENE P. CONESE, SR.     Sole stockholder of Conese G.P.; Chairman of World
                          Air Lease, Inc.

EUGENE P. CONESE, JR.     Director, Vice President and Director of Conese G.P.;
                          Director, President and Chief Executive Officer of
                          New Canaan Corporation

DEBORAH A. CONESE EGAN    Director and President of Conese G.P.
c/o Conese G.P.
55 Alhambra Plaza
Coral Gables, Florida 33134

MARK CONESE               Director, Conese G.P.
c/o Conese G.P.
55 Alhambra Plaza
Coral Gables, Florida 33134


                             CERTAIN MEMBERS
                       AND EMPLOYEES OF ROWE GROUP

NAME AND PRINCIPAL
BUSINESS ADDRESS
    (WHERE NOT                      PRESENT OFFICE OR OTHER
PREVIOUSLY PROVIDED)                PRINCIPAL OCCUPATION OR EMPLOYMENT
--------------------                ----------------------------------

BRIAN H. ROWE             Chairman of AeroEquity, Inc.;
                          Chairman Emeritus of G.E Aircraft Engines; Director of: Fifth Third Bancorp; Convergys Corporation;
                          Stewart and Stevenson Services, Inc.; Atlas Air, Inc.;
                          BE Aerospace, Inc.; Textron Inc. and Dynatech
                          Corporation

DAVID H. ROWE             Managing Director AeroEquity, Inc.

                   TRANSACTIONS IN AVIALL'S SECURITIES

            The following is a summary of all transactions in Company securities by members of the Nolan Group over the last two years.

Date of Transaction       Nature of Transaction         Number of Shares
-------------------       ---------------------         ----------------

    02/01/98              Purchase by Brian H. Rowe1        13,500
    02/11/98              Purchase by AeroEquity, Inc.2        150
    02/12/98              Purchase by AeroEquity, Inc.2        140
    02/17/98              Purchase by AeroEquity, Inc.2        145
    02/19/98              Purchase by AeroEquity, Inc.2        120
    02/24/98              Purchase by AeroEquity, Inc.2        142
    02/27/98              Purchase by AeroEquity, Inc.2        100
    03/03/98              Purchase by AeroEquity, Inc.2        100
    06/29/98              Purchase by AeroEquity, Inc.2        100
    08/12/98              Purchase by AeroEquity, Inc.2        100
    08/19/98              Purchase by AeroEquity, Inc.2        800
    08/20/98              Purchase by AeroEquity, Inc.2        200
    09/17/98              Purchase by AeroEquity, Inc.2        700
    10/01/98              Purchase by AeroEquity, Inc.2        542
    10/05/98              Purchase by T.R. Kincaid3         20,000
    10/06/98              Purchase by T.R. Kincaid3         20,000
    10/07/98              Purchase by T.R. Kincaid3         40,000
    10/08/98              Purchase by T.R. Kincaid3         20,000
    10/08/98              Purchase by T.R. Kincaid3          4,200
    10/09/98              Purchase by T.R. Kincaid3         35,800
    10/13/98              Purchase by T.R. Kincaid3         60,000
    10/14/98              Purchase by T.R. Kincaid3         30,000
    10/15/98              Purchase by T.R. Kincaid3         20,000
    10/19/98              Purchase by T.R. Kincaid3         10,000
    10/21/98              Purchase by Nolan                200,000
    10/22/98              Purchase by Nolan                150,000
    10/23/98              Purchase by Nolan                 25,000
    10/26/98              Purchase by AeroEquity, Inc.2        200
    10/27/98              Purchase by Nolan                180,800
    10/28/98              Purchase by AeroEquity, Inc.2        100
    10/28/98              Purchase by AeroEquity, Inc.2        100
    10/28/98              Purchase by Nolan                200,000
    10/30/98              Purchase by Nolan                 11,000
    11/03/98              Purchase by Nolan                 85,200
    11/04/98              Purchase by Nolan                153,000
    11/04/98              Purchase by AeroEquity, Inc.2        340

    11/05/98              Purchase by AeroEquity, Inc.2         55
    11/05/98              Purchase by AeroEquity, Inc.2        200
    11/09/98              Purchase by AeroEquity, Inc.2        785
    11/13/98              Purchase by AeroEquity, Inc.2        110
    11/16/98              Purchase by AeroEquity, Inc.2        100
    11/17/98              Purchase by AeroEquity, Inc.2        500
    11/19/98              Purchase by AeroEquity, Inc.2        200
    11/20/98              Purchase by AeroEquity, Inc.2        100
    11/23/98              Purchase by AeroEquity, Inc.2        100
    12/03/98              Purchase by Nolan                 41,000
    01/19/99              Purchase by Nolan                102,000
    01/19/99              Purchase by Nolan                 15,000
    01/19/99              Purchase by Nolan                 40,000
    01/19/99              Purchase by Nolan                  8,300
    01/19/99              Purchase by Nolan                 35,100
    01/19/99              Purchase by Nolan                  6,500
    01/20/99              Sale by Nolan                      5,000
    01/20/99              Sale by Nolan                     15,000
    01/20/99              Sale by Nolan                      7,500
    01/20/99              Sale by Nolan                      7,500
    01/20/99              Sale by Nolan                     25,000
    01/26/99              Purchase by AeroEquity, Inc.2      2,500
    01/26/99              Purchase by AeroEquity, Inc.2      7,500
    01/26/99              Purchase by AeroEquity, Inc.2     10,000
    01/27/99              Purchase by AeroEquity, Inc.2      5,000
    01/27/99              Purchase by AeroEquity, Inc.2      7,000
    01/27/99              Purchase by AeroEquity, Inc.2     10,000
    01/27/99              Purchase by AeroEquity, Inc.2     15,500
    01/27/99              Purchase by AeroEquity, Inc.2     21,500
    01/27/99              Purchase by AeroEquity, Inc.2      2,500
    01/27/99              Purchase by AeroEquity, Inc.2      5,000
    01/29/99              Purchase by AeroEquity, Inc.2        200
    02/11/99              Purchase by AeroEquity, Inc.2      5,000
    02/12/99              Purchase by AeroEquity, Inc.2     16,500
    02/12/99              Purchase by AeroEquity, Inc.2      8,500


----------------------

1 Shares purchased by Mr. Rowe were contributed "at cost" to AeroEquity on March 9, 1999 and subsequently contributed "at cost" to AeroGroup on March 10, 1999.

2 Shares purchased by AeroEquity, Inc., a Florida corporation ("AeroEquity") and an affiliate of Brian H. Rowe and David H. Rowe, were contributed "at cost" to AeroGroup on March 10, 1999.

3 Shares purchased by Mr. Kincaid were contributed "at cost" to Nolan Acquisition on October 20, 1998 which, in turn, contributed such shares "at cost" to Nolan on October 30, 1998.

                                CONSENT

      I, Eugene P. Conese, Jr., hereby consent (i) to serve as a director of Aviall, Inc. (the "Company") if elected at the 1999 Annual Meeting of the Company, and (ii) to be named in the proxy statement to be filed in conjunction with my nomination to the Board of Directors of the Company by Nolan Acquisition Partners and AeroGroup I, Ltd. Co.

            IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered on this 12th day of March, 1999.



                                         /s/ Eugene P. Conese, Jr.
                                         -------------------------------
                                         Eugene P. Conese, Jr.

                                     CONSENT

      I, Brian H. Rowe, hereby consent (i) to serve as a director of Aviall, Inc. (the "Company") if elected at the 1999 Annual Meeting of the Company, and
(ii) to be named in the proxy statement to be filed in conjunction with my nomination to the Board of Directors of the Company by Nolan Acquisition Partners and AeroGroup I, Ltd. Co.

            IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered on this 12th day of March, 1999.


                                         /s/ Brian H. Rowe
                                         -------------------------------
                                         Brian H. Rowe

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934

                                (Amendment No. 4)

                                   ----------

                                  AVIALL, INC.
                                (Name of Issuer)


Common Stock, $.01 par value per share                             05366B102
    (Title of class of securities)                              (CUSIP number)

                             David E. Zeltner, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                     New York, New York 10153 (212) 310-8000
            (Name, address and telephone number of person authorized
                     to receive notices and communications)

                                  March 1, 1999
             (Date of event which requires filing of this statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box [ ].

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See ss. 240.13d-7 for other parties to whom copies are to be sent.


                         (Continued on following pages)

                              (Page 1 of 16 pages)

================================================================================


NY2:\285238\01\643@01!.DOC\65575.0003

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 2 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                NOLAN ACQUISITION PARTNERS
                          S.S. OR I.R.S. IDENTIFICATION NO.                       75-2787642
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    ----------------------------------------------------------------- -------------------------------------
          4               SOURCE OF FUNDS:                                                  WC
----------------------    ------------------------------------------------------------------------------------------------- -----
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    ------------------------------------------------------------------------ ------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                                Texas
----------------------    ------------------------------------------------------------------------ ------------------------------

                                  7               SOLE VOTING POWER:                                          1,452,900
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                                0
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                     1,452,900
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                           0

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                          [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%

----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               PN
----------------------    -------------------------------------------------------------------------------------------------------


-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 3 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                NOLAN ACQUISITION GROUP, L.P.
                          S.S. OR I.R.S. IDENTIFICATION NO.                       75-2786370
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                   [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                              Delaware
----------------------    -------------------------------------------------------------------------------------------------------

                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               PN
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 4 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                KINCAID CAPITAL GROUP,
                                                                                  a Texas corporation
                          S.S. OR I.R.S. IDENTIFICATION NO.                       75-2779494
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                                Texas

----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                        [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               CO
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 5 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                THOMAS R. KINCAID
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  PF
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                      United States of America
----------------------    -------------------------------------------------------------------------------------------------------

                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                        [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%

----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               IN
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 6 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                DAN KOMNENOVICH
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  PF
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                   [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                      United States of America
----------------------    -------------------------------------------------------------------------------------------------------

                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                        [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%

----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               IN
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 7 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                RICHARD JONES
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  PF
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                    [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                      United States of America

----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               IN
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 8 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                CONESE CAPITAL, L.L.C.
                          S.S. OR I.R.S. IDENTIFICATION NO.                       58-2423275
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                              Delaware
----------------------    -------------------------------------------------------------------------------------------------------

                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%

----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               OO
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 9 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                CONESE FAMILY PARTNERSHIP
                                                                                  (NEVADA), L.P.
                          S.S. OR I.R.S. IDENTIFICATION NO.                       88-0381099
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                               Nevada
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                        [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%
----------------------    -------------------------------------------------------------------------------------------------------

         14               TYPE OF REPORTING PERSON:                               PN
----------------------    -------------------------------------------------------------------------------------------------------


-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 10 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                CONESE GENERAL PARTNER
                                                                                  (NEVADA), INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.                       88-0381098
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC

----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                               Nevada
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               CO
----------------------    -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 05366B102                                             13D                                     Page 11 of 16 pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                EUGENE P. CONESE
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [X]
                                                                                                               (b) [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  PF
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                  [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                      United States of America
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES
                          -------------------     ------------------------------------------------ ------------------------------
     BENEFICIALLY                 8               SHARED VOTING POWER:                                        1,452,900
       OWNED BY
                          -------------------     ------------------------------------------------ ------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING
                          -------------------     ------------------------------------------------ ------------------------------
     PERSON WITH                  10              SHARED DISPOSITIVE POWER:                                   1,452,900

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                              1,452,900
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                        [ ]

----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           8.0%

----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               IN
----------------------    -------------------------------------------------------------------------------------------------------


               This Amendment No. 4 ("Amendment No. 4") amends the Statement on
Schedule 13D (the "Schedule 13D") filed on November 9, 1998, as amended by Amendment No. 1 filed on December 5, 1998, Amendment No. 2 filed on January 22, 1999 and Amendment No. 3 filed February 2, 1999, by and on behalf of the following persons (collectively, the "Reporting Persons"): Nolan Acquisition Partners, a Texas general partnership ("NAP"), Nolan Acquisition Group, L.P., a Delaware limited partnership ("NAG"), Kincaid Capital Group, a Texas Corporation ("Kincaid Capital"), Thomas R. Kincaid ("Kincaid"), Richard Jones ("Jones"), Dan Komnenovich ("Komnenovich"), Conese Capital, L.L.C., a Delaware limited liability company ("CCL"), Conese Family Partnership (Nevada), L.P., a Nevada limited partnership ("CFP"), Conese General Partner (Nevada), Inc., a Nevada corporation ("CGN") and Eugene P. Conese ("Conese"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Schedule 13D.

ITEM 4.        PURPOSE OF TRANSACTION.

                  On February 23, 1999, the Issuer publicly announced, among other things, that it had retained Merrill Lynch & Co. to assist the Company in exploring possible strategic alternatives to improve shareholder value. On March 1, 1999, Mr. Eugene P. Conese, Sr., on behalf of the Reporting Persons, sent a letter to the Issuer's Board of Directors (the "March 1 Letter") that reads as follows:

                           NOLAN ACQUISITION PARTNERS
                          125 E. John Carpenter Freeway
                                    Suite 190
                               Irving, Texas 75062
                                  972-501-0007
                                972-501-0477 Fax


                                  March 1, 1999



Board of Directors
Aviall, Inc.
2075 Diplomat Drive
Dallas, Texas 75234-8999
Attn:  Mr. Eric Anderson,
        Chairman, President and Chief Executive Officer

Dear Directors:

                  As you know, in our letter to Eric Anderson of January 29, 1999, we recommended that Aviall engage a reputable investment banking firm to explore a sale of the Company or other transaction that would create shareholder value. We are therefore encouraged by the Company's February 23 announcement that it has engaged Merrill Lynch & Co. to assist the Company in exploring possible strategic alternatives to improve shareholder value.

                  As the holders of 1,452,900 shares of the common stock of Aviall, constituting approximately 8.0% of the outstanding shares, we share your belief that Aviall's potential has not been reflected in its stock price and that Aviall should pursue strategic alternatives to enhance shareholder value. We are prepared to offer just such an alternative and hereby propose a "friendly" cash merger transaction of Aviall with a corporation to be formed by our group for that purpose in which all Aviall shareholders (other than our group) would receive $15.50 per share in cash in exchange for their common stock. We are highly confident that we can obtain commitments for debt and equity financing sufficient to fund the acquisition.

                  Our proposal is subject to our being afforded the opportunity to, and our being satisfied with the results of, a diligence review of Aviall, its properties and businesses. Depending upon the results of our review, we may be prepared to increase our offer. We and our advisors are also prepared to commence such a review promptly with your cooperation and would be willing to enter into a confidentiality agreement in connection therewith (but not any such agreement that would limit our rights as shareholders).

                  We will keep our cash merger proposal open while you are studying strategic alternatives until March 26, 1999. If the Board of Directors does not determine to proceed with our cash merger proposal, we assume that it will be because the Board of Directors has determined that an alternative plan will provide greater value for Aviall's shareholders. If, in our opinion, any such alternative plan provides greater value for Aviall's shareholders, we will be supportive of such alternative plan unless we determine to increase our cash merger bid.

                  Although we do not regard our interest in Aviall as anything other than "friendly," in view of the upcoming annual meeting of shareholders and the importance of these strategic issues, we reserve our right to initiate shareholder proposals in favor of a sale of the Company at the highest possible price and/or nominate a slate of directors who would pursue such a sale. We also reserve the right to initiate a tender offer for Aviall stock at a price which may differ from the proposed merger price or to pursue other alternatives to maximize shareholder value.

                  We hope that our proposal will be favorably acted upon by the Board of Directors so that our respective advisors can proceed with the preparation of definitive agreements containing customary representations, terms and conditions.

                                            Sincerely,

                                            /s/Eugene P. Conese

                                            Eugene P. Conese, Sr.

Cc:  Thomas Kincaid


EPC,Sr/ml

                  The Reporting Persons' future course of action will be influenced by the Issuer's response to the cash merger proposal set forth in the March 1 Letter (the "Nolan Group Proposal") and by any alternative plan adopted by the Issuer's Board of Directors.

                  As indicated in the March 1 Letter and in view of the fact that the Issuer's Board of Directors has not announced that it has determined to sell the Company, the Reporting Persons may initiate shareholder proposals in favor of such a sale at the highest possible price and/or nominate a slate of directors who would pursue such a sale. In addition, the Reporting Persons reserve the right to initiate a tender offer for the Common Stock at a price that may differ from the price per share offered in the Nolan Group Proposal. The Reporting Persons may also acquire additional shares of Common Stock (subject to availability of shares at prices deemed favorable) in the open market or in privately negotiated transactions, and may contact the Issuer, its representatives, other persons interested in the Issuer or persons interested in financing the Nolan Group Proposal or participating in any proxy solicitation that may be commenced by the Reporting Persons.

                  Alternatively, while it is not the Reporting Persons' present intention to do so, the Reporting Persons reserve the right to dispose of some or all of their shares of Common Stock in the open market or in privately negotiated transactions to third parties, or otherwise, depending upon the course of action that the Reporting Persons pursue, market conditions and other factors.

                  Although the foregoing represents the range of activities presently contemplated by the Reporting Persons with respect to the Common Stock, it should be noted that the possible activities of the Reporting Persons are subject to change at any time.

                  Except as set forth above, as of the date of this statement none of the Reporting Persons has any plans or proposals which relate to or would result in any of the actions set forth in parts (a) through (j) of Item 4. Such persons may at any time reconsider and change their plans or proposals relating to the foregoing.

                                    SIGNATURE

The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certify that the information set forth in this Statement is true, complete and correct.

Dated:  March 2, 1999                NOLAN ACQUISITION PARTNERS

                                     By: Nolan Acquisition Group, L.P.,
                                         its Managing General Partner

                                         By: Kincaid Capital Group,
                                             a Texas corporation,
                                             its General Partner

                                             By: /s/ Richard Jones
                                                 -------------------------------
                                                 Print Name: Richard Jones
                                                 Title:  Senior Vice President


                                     NOLAN ACQUISITION GROUP, L.P.

                                     By: Kincaid Capital Group,
                                         a Texas corporation,
                                         its General Partner

                                         By: /s/ Richard Jones
                                             -----------------------------------
                                             Print Name: Richard Jones
                                             Title:  Senior Vice President


                                     KINCAID CAPITAL GROUP, a Texas corporation

                                     By: /s/ Richard Jones
                                         ---------------------------------------
                                         Print Name: Richard Jones
                                         Title: Senior Vice President


                                         /s/ Thomas R. Kincaid
                                         ---------------------------------------
                                         Thomas R. Kincaid


                                         /s/ Richard Jones
                                         ---------------------------------------
                                         Richard Jones


                                         /s/ Dan Komnenovich
                                         ---------------------------------------
                                         Dan Komnenovich

                                 CONESE CAPITAL, L.L.C.

                                 By: Conese Family Partnership
                                     (Nevada), L.P., its sole member

                                     By: Conese General Partner (Nevada), Inc.,
                                         its General Partner

                                         By: /s/ Eugene P. Conese, Jr.
                                             -----------------------------------
                                             Print Name:  Eugene P. Conese, Jr.
                                             Title:  Vice President


                                 CONESE FAMILY PARTNERSHIP (NEVADA), L.P.

                                 By: Conese General Partner (Nevada), Inc.,
                                     its General Partner

                                     By: /s/ Eugene P. Conese, Jr.
                                         ---------------------------------------
                                         Print Name: Eugene P. Conese, Jr.
                                         Title: Vice President



                                 CONESE GENERAL PARTNER (NEVADA), INC.

                                 By: /s/ Eugene P. Conese, Jr.
                                     -------------------------------------------
                                     Print Name: Eugene P. Conese, Jr.
                                     Title: Vice President


                                     /s/ Eugene P. Conese
                                     -------------------------------------------
                                     Eugene P. Conese

                           NOLAN ACQUISITION PARTNERS
                          125 E. JOHN CARPENTER FREEWAY
                               IRVING, TEXAS 75062


                                 March 11, 1999

AeroEquity, Inc.
c/o Brian H. Rowe
Suite B
7414 Hodgson Memorial Drive
Savannah, GA  31411


Dear Brian:

         As we discussed, each of Nolan Acquisition Partners ("Nolan") and AeroEquity, Inc., or its assigns ("AeroEquity"), are stockholders of Aviall, Inc. ("Aviall") and, consequently, we share an interest in maximizing the value of Aviall's common stock. To this end, we hereby mutually agree as follows:

         1. Each of us shall consult with the other prior to any purchase or sale of any shares of Aviall's common stock ("Shares"), and will promptly notify the other of any such purchase or sale, including the number of shares purchased or sold, the purchase or sales price, the date of the transaction and the manner in which the transaction was effected.

         2. Each of us shall consult with the other prior to voting our respective Shares on any matter subject to a stockholder vote and shall notify the other regarding how any Shares have been voted.

         3. AeroEquity, Inc. acknowledges that Nolan and certain other persons have filed a Statement on Schedule 13D and amendments thereto with the Securities and Exchange Commission ("SEC") with respect to their beneficial ownership of Shares and that, as a result of the agreements set forth herein, AeroEquity, Inc. may be deemed to be a member of a group with Nolan and such other persons for purposes thereof. Consequently, AeroEquity agrees to file separately or join with Nolan and such other persons in filing any Statement on
Schedule 13D or amendment thereto as may be required by law (each, a "Schedule 13D Filing"). Accordingly, each of us agrees to provide to the other (and, in the case of Nolan, cause the other persons with whom it has filed a Schedule 13D to provide to you) all information necessary to effect any Schedule 13D Filing. We further agree to consult with each other prior to adopting any plans or proposals which relate to or would result in any of the actions required to be set forth in parts (a) through (j) of Item 4 of Schedule 13D.

         4. Effective from and after the date hereof and unless and until this agreement is terminated by either of us (hereinafter, the "Term"), we each agree


NY2:\320536\03\6vbs03!.DOC\65575.0003
to pay our "Proportionate Share" (as defined below), calculated as of the date of incurrence of any such Expense, of any expenses reasonably incurred by either of us in connection with our investment in Shares and efforts made to maximize the value thereof (collectively, "Expenses"), including, without limitation: (i) legal expenses incurred in connection with Schedule 13D filings and any other filings with the SEC, legal and other expenses incurred in connection with communications with the Company, stockholders or other persons interested in Aviall (such as printing, mailing, telephone, travel and related costs), fees or expenses of accountants, consultants or other third parties ("Third Party Expenses"); (ii) Indemnifiable Expenses; (iii) Contribution Expenses and (iv) Financing Expenses (as such capitalized terms are hereinafter defined); provided, however, that no party hereto shall be obligated to pay its Proportionate Share of any Third Party Expense or Financing Expense unless prior to incurrence of any such Expense the nature of, and reasons for, incurrence of such Expense shall have been discussed among the parties hereto and approved by the party to be so obligated ("Pre-Approved"). Each of us will promptly upon request reimburse the other party for its "Proportionate Share" of any Expenses paid or advanced by such other party. Unless otherwise agreed, we shall account to each other for Expenses paid or advanced during any month prior to the conclusion of the immediately following month.

         For purposes hereof, the following terms shall have the following meanings:

         "Proportionate Share" of either party hereto, as of any date, shall mean a fraction, the numerator of which is equal to the highest number of Shares beneficially owned by such party on such date and the denominator of which is the aggregate of the highest number of such Shares beneficially owned by both parties on such date.

         "Indemnifiable Expenses" shall mean all expense, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in any settlement approved in advance by the other, such approval not to be unreasonably withheld) actually incurred or suffered by either of us in connection with any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Indemnifiable Litigation"), to which either of us is made a party or is threatened to be made a party by reason of any action or inaction taken or omitted in connection with the ownership of Aviall's common stock, including any efforts to maximize the value thereof. Notwithstanding anything to the contrary contained herein, a party hereto shall not have any obligation to indemnify or hold harmless the other for any Indemnifiable Expense arising out of such other party's fraud, willful misconduct or gross negligence. For purposes of paragraphs 4 and 6 "willful misconduct" shall include, but not be limited to, (i) an intentionally untrue statement of a material fact, or (ii) an intentional omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in each case, as such material facts are required to be disclosed under applicable state or federal securities laws.

         "Financing Expenses" shall mean any fees or expenses payable to banks, investment banking firms or other financing services for raising debt or equity capital in connection with any acquisition or proposed acquisition of Aviall in which either of us would hold an ongoing equity interest in Aviall, its successor or assets, including, without limitation, engagement, commitment and financing fees and the reimbursement of any costs or expenses of any third party financing source.

         5. As a condition precedent to the right of either party hereto to be paid a portion of any Indemnifiable or Contribution Expenses by the other party, such party shall give the other party hereto notice in writing as soon as practicable of any claim made against it for which indemnification will or could be sought under this agreement. No failure to give such notice shall relieve any party hereto from any obligation to pay Indemnifiable or Contribution Expenses hereunder, except to the extent such failure shall materially and adversely affect and prejudice the other party hereto.

         6. The parties shall jointly cooperate in the defense of any Indemnifiable Litigation. In the event that the payment of Indemnifiable Expenses as provided in this agreement is unavailable to or insufficient to hold harmless either of us otherwise entitled thereto, for any reason, each of us agrees to contribute to the aggregate expense, liability and loss (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the other may be subject in proportion to each of our respective Proportionate Shares ("Contribution Expense"). Each of us agrees that it would not be just and equitable if contribution were determined by any other method of allocation. Notwithstanding anything to the contrary contained herein, a party shall not be entitled to contribution for any Contribution Expense from the other for any liability or expenses arising out of such party's fraud, willful misconduct or gross negligence.

         7. In the event that either party or any of their respective affiliates, directly or indirectly, acquires Aviall, all or a portion of its business and operations or all or substantially all of the issued and outstanding Shares not owned by us as of the date hereof (a "Change of Control"), each of us (vis-a-vis the other) shall have the right to participate in such transaction at the same price and other terms and conditions of investment as the other party.

         8. Either party may terminate this agreement at any time by delivering a written notice of termination to the other party. Notwithstanding any such termination, (i) the provisions of paragraph 7 will survive the termination of this agreement upon a Change of Control prior to the date of such termination, and (ii) the provisions of paragraphs 4, 5 and 6 will survive termination of this agreement as to any claims arising from facts that shall have occurred on or prior to the date of such termination. Upon a termination of this agreement by either party, the parties, except as provided under this paragraph 8, shall have no further obligation to the other.

         9. This agreement is the only agreement between the parties hereto with respect to the subject matter hereof. Nothing in this agreement shall be construed or be deemed to create a partnership, joint venture or similar relationship among the parties hereto and the only obligations of the parties to one another hereunder shall be as expressly set forth herein.

         10. This agreement may be signed in counterparts, each of which shall be deemed to be an original instrument, and shall together constitute one and the same agreement.

         If the foregoing accurately sets forth our mutual agreement (which shall be governed by the laws of the State of New York without regard to the principles thereof regarding the conflict or choice of laws), please so indicate by signing a copy of this agreement where indicated below and returning it to the undersigned.


                                       Very truly yours,

                                       NOLAN ACQUISITION PARTNERS

                                       By: Nolan Acquisition Group, L.P.,
                                           its Managing General Partner

                                       By: Kincaid Capital Group,
                                           a Texas corporation,
                                           its General Partner


                                       By: /s/ Thomas R. Kincaid
                                           ------------------------------------
                                           Name: Thomas R. Kincaid
                                           Title: President

Accepted and Agreed:


AEROEQUITY, INC.

By: /s/ Brian Rowe
    ------------------------------
    Name: Brian Rowe
    Title: President